UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

BEAR STEARNS ASSET BACKED SECURITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York, (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-HE1, Asset Backed Certificates, Series 2004-HE1, which was made on August 25, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on August 25, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: August 30, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-9

Page 12-15
Page 16-19
Page 20-23

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE1
BS004HE1_200408_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jan-04
25-Feb-04
27-Feb-34
Parties to The Transaction
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.521699%
1.450000%
1.615000%
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
336
REMIC II
Statement Date:
ABN AMRO Acct: 721675.1
679.400716106
54.341458076
0.000000000
625.059258031
0.934175944
1.815000000%
0.00
0.00
0.000000000
1.65000000%
0.000000000
07384YPS9
I-A-1
53,358,000.00
36,251,463.41
2,899,551.52
0.00
33,351,911.89
49,845.76
1000.000000000
0.000000000
0.000000000
1000.000000000
1.750000000
2.265000000%
0.00
0.00
0.000000000
2.10000000%
0.000000000
07384YPT7
I-A-2
42,697,000.00
42,697,000.00
0.00
0.00
42,697,000.00
74,719.75
803.935098795
33.849964108
0.000000000
770.085134687
1.185804282
1.935000000%
0.00
0.00
0.000000000
1.77000000%
0.000000000
07384YPU4
II-A-1
136,799,000.00
109,977,517.58
4,630,641.24
0.00
105,346,876.34
162,216.84
803.935099020
33.849964471
0.000000000
770.085134548
1.272897559
2.065000000%
0.00
0.00
0.000000000
1.90000000%
0.000000000
07384YPV2
II-A-2
15,199,000.00
12,219,009.57
514,485.61
0.00
11,704,523.96
19,346.77
820.521936028
34.880961052
0.000000000
785.640974976
1.210269852
1.935000000%
0.00
0.00
0.000000000
1.77000000%
0.000000000
07384YPW0
III-A
149,378,000.00
122,567,925.76
5,210,448.20
0.00
117,357,477.56
180,787.69
1000.000000000
0.000000000
0.000000000
1000.000000000
1.750000000
2.265000000%
0.00
0.00
0.000000000
2.10000000%
0.000000000
07384YPX8
M-1
33,851,000.00
33,851,000.00
0.00
0.00
33,851,000.00
59,239.25
1000.000000000
0.000000000
0.000000000
1000.000000000
2.291666851
2.915000000%
0.00
0.00
0.000000000
2.75000000%
0.000000000
07384YPY6
M-2
27,081,000.00
27,081,000.00
0.00
0.00
27,081,000.00
62,060.63
1000.000000000
0.000000000
0.000000000
1000.000000000
2.458332954
3.115000000%
0.00
0.00
0.000000000
2.95000000%
0.000000000
07384YPZ3
M-3
8,776,000.00
8,776,000.00
0.00
0.00
8,776,000.00
21,574.33
1000.000000000
0.000000000
0.000000000
1000.000000000
2.666666667
3.365000000%
0.00
0.00
0.000000000
3.20000000%
0.000000000
07384YQA7
M-4
6,519,000.00
6,519,000.00
0.00
0.00
6,519,000.00
17,384.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.875000000
3.615000000%
0.00
0.00
0.000000000
3.45000000%
0.000000000
07384YQB5
M-5
7,272,000.00
7,272,000.00
0.00
0.00
7,272,000.00
20,907.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541667198
5.615000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
07384YQC3
M-6
6,268,000.00
6,268,000.00
0.00
0.00
6,268,000.00
28,467.17
1000.000000000
0.000000000
0.000000000
1000.000000000
125.870284265
0.00
0.00
0.000000000
N/A
0.000000000
07384YQD1
CE
14,292,725.09
14,292,725.09
0.00
0.00
14,292,725.09
1,799,029.37
1000.000000000
0.000000000
0.000000000
1000.000000000
2031744.000000000
0.00
203,174.40
2031744.000000000
N/A
0.000000000
N
07384YQE9
P
100.00
100.00
0.00
0.00
100.00
203,174.40
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQF6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQG4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.521699%
1.450000%
1.615000%
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
336
REMIC II
Statement Date:
ABN AMRO Acct: 721675.1
Total P&I Payment
0.00
203,174.40
501,490,725.09
427,772,641.41
15,953,879.53
Total
414,517,514.84
13,255,126.57
0.00
2,698,752.96
23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.521699%
1.450000%
1.615000%
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
336
REMIC III
Statement Date:
ABN AMRO Acct: 721675.1
1000.000000000
0.000000000
0.000000000
1000.000000000
125.870284265
0.00
1,799,029.37
125.870284265
N/A
0.000000000
07384YQD1
CE
14,292,725.09
14,292,725.09
0.00
0.00
14,292,725.09
1,799,029.37
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP747
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,799,029.37
14,292,725.09
14,292,725.09
1,799,029.37
Total
14,292,725.09
0.00
0.00
1,799,029.37
23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.521699%
1.450000%
1.615000%
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
336
REMIC IV
Statement Date:
ABN AMRO Acct: 721675.1
1000.000000000
0.000000000
0.000000000
1000.000000000
2031744.000000000
0.00
203,174.40
2031744.000000000
N/A
0.000000000
07384YQE9
P
100.00
100.00
0.00
0.00
100.00
203,174.40
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQH2
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
203,174.40
100.00
100.00
203,174.40
Total
100.00
0.00
0.00
203,174.40
23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
2,704,677.07
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
371,091.74
27,692.44
12,856,342.39
0.00
0.00
0.00
15,961,086.96
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
427,772,641.41
371,091.74
12,884,034.83
0.00
0.00
0.00
414,517,514.84
2,886
91
0
0
2,795
171,255.91
Extra Principal
Trigger Event
No
0.00
13,255,126.57
Over Collateralization Amt
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
2,704,677.07
0.00
12,884,034.83
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,283.32
2,705,960.39
Total Fees
172,539.23
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.86
0
5,924.12
1,283.32
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
842,856.08
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
143,389.81
13,467.42
3,641,494.29
0.00
0.00
0.00
4,641,605.90
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
132,766,661.85
143,389.81
3,654,961.71
0.00
0.00
0.00
128,968,310.33
1,198
32
0
0
1,166
53,872.75
Extra Principal
Trigger Event
No
0.00
3,798,351.52
Over Collateralization Amt
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
842,856.08
0.00
3,654,961.71
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(398.30
843,254.38
Total Fees
54,271.05
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.86
0
0.00
398.30
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,778,189.49
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
215,979.42
13,513.49
8,879,687.03
0.00
0.00
0.00
10,888,212.16
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
280,911,658.61
215,979.42
8,893,200.52
0.00
0.00
0.00
271,802,478.67
1,611
57
0
0
1,554
111,630.31
Extra Principal
Trigger Event
No
0.00
9,109,179.94
Over Collateralization Amt
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
1,778,189.49
0.00
8,893,200.52
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(842.73
1,779,032.22
Total Fees
112,473.04
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.86
0
0.00
842.73
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
83,921.16
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
11,722.51
711.53
335,161.07
0.00
0.00
0.00
431,558.55
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,094,320.95
11,722.51
335,872.60
0.00
0.00
0.00
13,746,725.84
77
2
0
0
75
5,752.85
Extra Principal
Trigger Event
No
0.00
347,595.11
Over Collateralization Amt
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
83,921.16
0.00
335,872.60
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(42.28
83,963.44
Total Fees
5,795.13
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.86
0
0.00
42.28
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
30
49,845.76
0.00
49,845.76
49,845.76
Act/360
0.00
0.00
0.00
2,805,255.12
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
30
74,719.75
0.00
74,719.75
74,719.75
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A-1
30
162,216.84
0.00
162,216.84
162,216.84
Act/360
0.00
0.00
0.00
4,501,313.43
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A-2
30
19,346.77
0.00
19,346.77
19,346.77
Act/360
0.00
0.00
0.00
500,116.69
N
0.00
0.00
0.00
0.00
0.00
0.00
III-A
30
180,787.69
0.00
180,787.69
180,787.69
Act/360
0.00
0.00
0.00
5,077,349.59
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
30
59,239.25
0.00
59,239.25
59,239.25
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
30
62,060.63
0.00
62,060.63
62,060.63
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
30
21,574.33
0.00
21,574.33
21,574.33
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
30
17,384.00
0.00
17,384.00
17,384.00
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
30
20,907.00
0.00
20,907.00
20,907.00
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
30
28,467.17
0.00
28,467.17
28,467.17
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
203,174.40
203,174.40
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
1,799,029.37
0.00
1,799,029.37
1,799,029.37
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2,495,578.56
2,698,752.96
2,698,752.96
0.00
0.00
0.00
12,884,034.83
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
07384YQF6
NR
NR
NR
I-A-1
07384YPS9
NR
Aaa
AAA
I-A-2
07384YPT7
NR
Aaa
AAA
II-A-1
07384YPU4
NR
Aaa
AAA
II-A-2
07384YPV2
NR
Aaa
AAA
III-A
07384YPW0
NR
Aaa
AAA
M-1
07384YPX8
NR
Aa2
AA
M-2
07384YPY6
NR
A2
A
M-3
07384YPZ3
NR
A3
A-
M-4
07384YQA7
NR
Baa1
BBB+
M-5
07384YQB5
NR
Baa2
BBB
M-6
07384YQC3
NR
Baa3
BBB-
R-II
07384YQG4
NR
NR
NR
CE
07384YQD1
NR
NR
NR
R-III
9ABSP747
NR
NR
NR
P
07384YQE9
NR
NR
NR
RX
07384YQH2
NR
NR
NR

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
2.50%
2.64%
0.86%
0.97%
12
0.43%
1,557,104
0.38%
0.72%
0.74%
0.00%
0.00%
25-Aug-04
70
10,939,753
24
4,002,545
20
3,071,476
0
0
2,669
394,946,636
95.49%
95.28%
2.15%
2.43%
1.00%
0.99%
9
0.31%
561,949
0.13%
0.35%
0.37%
0.00%
0.00%
26-Jul-04
62
10,379,150
29
4,235,217
10
1,583,606
0
0
2,776
411,012,720
96.19%
96.08%
2.11%
2.05%
0.57%
0.45%
7
0.23%
509,000
0.11%
0.23%
0.25%
0.00%
0.00%
25-Jun-04
63
9,103,848
17
1,997,643
7
1,108,082
0
0
2,885
432,296,461
96.84%
97.14%
1.44%
1.54%
0.49%
0.43%
2
0.07%
419,175
0.09%
0.16%
0.13%
0.00%
0.00%
25-May-04
44
7,068,704
15
1,985,482
5
593,207
0
0
2,997
449,073,762
97.85%
97.81%
1.08%
1.02%
0.41%
0.38%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
34
4,846,369
13
1,801,524
0
0
0
0
3,090
466,303,738
98.50%
98.59%
1.41%
1.24%
0.03%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
45
6,015,084
1
363,144
0
0
0
0
3,143
477,717,335
98.56%
98.68%
0.06%
0.06%
0.03%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
2
272,225
1
289,131
0
0
0
0
3,233
493,287,206
99.91%
99.89%

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Fixed Loans
1.89%
2.07%
0.51%
0.36%
7
0.60%
363,658
0.28%
0.51%
0.31%
0.00%
0.00%
25-Aug-04
22
2,672,357
6
468,312
6
401,552
0
0
1,125
125,062,431
96.48%
96.97%
1.42%
1.07%
0.42%
0.27%
8
0.67%
401,822
0.30%
0.25%
0.13%
0.00%
0.00%
26-Jul-04
17
1,422,721
5
364,017
3
178,220
0
0
1,165
130,399,881
97.25%
98.22%
1.47%
1.07%
0.49%
0.36%
7
0.57%
509,000
0.37%
0.16%
0.08%
0.00%
0.00%
25-Jun-04
18
1,458,962
6
492,833
2
109,639
0
0
1,189
133,799,005
97.30%
98.12%
1.36%
1.27%
0.64%
0.40%
1
0.08%
56,585
0.04%
0.08%
0.05%
0.00%
0.00%
25-May-04
17
1,775,765
8
557,514
1
64,804
0
0
1,219
136,913,655
97.83%
98.24%
1.19%
1.13%
0.56%
0.29%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
15
1,606,135
7
411,930
0
0
0
0
1,238
140,548,965
98.25%
98.58%
1.89%
1.45%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
24
2,095,309
0
0
0
0
0
0
1,249
142,824,696
98.11%
98.55%
0.00%
0.00%
0.08%
0.20%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
1
289,131
0
0
0
0
1,286
147,449,389
99.92%
99.80%

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
228 ARM Loans
3.02%
3.01%
1.09%
1.26%
5
0.32%
1,193,446
0.44%
0.90%
0.98%
0.00%
0.00%
25-Aug-04
47
8,171,946
17
3,430,011
14
2,669,924
0
0
1,471
256,337,152
94.66%
94.31%
2.73%
3.15%
1.43%
1.34%
1
0.06%
160,127
0.06%
0.43%
0.50%
0.00%
0.00%
26-Jul-04
44
8,860,915
23
3,766,894
7
1,405,386
0
0
1,536
266,718,336
95.34%
94.95%
2.56%
2.52%
0.66%
0.51%
0
0.00%
0
0.00%
0.30%
0.34%
0.00%
0.00%
25-Jun-04
43
7,426,703
11
1,504,810
5
998,443
0
0
1,620
284,526,124
96.49%
96.63%
1.56%
1.74%
0.40%
0.47%
1
0.06%
362,590
0.12%
0.23%
0.17%
0.00%
0.00%
25-May-04
27
5,292,939
7
1,427,967
4
528,403
0
0
1,697
297,436,083
97.75%
97.50%
1.00%
1.00%
0.33%
0.44%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
18
3,144,535
6
1,389,594
0
0
0
0
1,771
311,018,318
98.66%
98.56%
1.15%
1.21%
0.05%
0.11%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
21
3,919,775
1
363,144
0
0
0
0
1,810
319,441,588
98.80%
98.68%
0.11%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
2
272,225
0
0
0
0
0
0
1,861
329,920,659
99.89%
99.92%

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
327 ARM Loans
1.33%
0.69%
1.33%
0.76%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
1
95,450
1
104,222
0
0
0
0
73
13,547,053
97.33%
98.55%
1.30%
0.68%
1.30%
0.74%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
1
95,513
1
104,305
0
0
0
0
75
13,894,503
97.40%
98.58%
2.56%
1.54%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
2
218,184
0
0
0
0
0
0
76
13,971,332
97.44%
98.46%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
81
14,724,024
100.00%
100.00%
1.22%
0.65%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
1
95,699
0
0
0
0
0
0
81
14,736,455
98.78%
99.35%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
0
0
0
0
0
0
0
0
84
15,451,051
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
0
0
0
0
0
0
86
15,917,158
100.00%
100.00%

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
25-Aug-04
0
0
0
0
1
380,103
1
116,252
20
3,071,476
714,550
4
0.00%
0.00%
0.00%
0.00%
0.72%
0.74%
0.04%
0.09% 0.04%
0.03% 0.14%
0.17%
0.00%
0.00%
0.43%
0.31%
0
0
12
1,268,414
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
10
1,583,606
224,649
2
0.00%
0.00%
0.00%
0.00%
0.35%
0.37%
0.00%
0.00% 0.00%
0.00% 0.07%
0.05%
0.00%
0.00%
0.42%
0.30%
0
0
12
1,265,730
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
1
160,242
7
1,108,082
64,554
1
0.00%
0.00%
0.00%
0.00%
0.23%
0.25%
0.00%
0.00% 0.03%
0.04% 0.03%
0.01%
0.00%
0.00%
0.44%
0.25%
0
0
13
1,099,042
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
1
64,586
5
593,207
0
0
0.00%
0.00%
0.00%
0.00%
0.16%
0.13%
0.00%
0.00% 0.03%
0.01% 0.00%
0.00%
0.00%
0.00%
0.26%
0.11%
0
0
8
496,307
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
25-Aug-04
0
0
0
0
1
380,103
0
0
6
401,552
64,489
1
0.00%
0.00%
0.00%
0.00%
0.51%
0.31%
0.09%
0.29% 0.00%
0.00% 0.09%
0.05%
0.00%
0.00%
0.77%
0.43%
0
0
9
560,935
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
3
178,220
64,522
1
0.00%
0.00%
0.00%
0.00%
0.25%
0.13%
0.00%
0.00% 0.00%
0.00% 0.08%
0.05%
0.00%
0.00%
0.67%
0.32%
0
0
8
420,165
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
2
109,639
64,554
1
0.00%
0.00%
0.00%
0.00%
0.16%
0.08%
0.00%
0.00% 0.00%
0.00% 0.08%
0.05%
0.00%
0.00%
0.74%
0.33%
0
0
9
443,826
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
1
64,586
1
64,804
0
0
0.00%
0.00%
0.00%
0.00%
0.08%
0.05%
0.00%
0.00% 0.08%
0.05% 0.00%
0.00%
0.00%
0.00%
0.40%
0.11%
0
0
5
154,659
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
25-Aug-04
0
0
0
0
0
0
1
116,252
14
2,669,924
650,061
3
0.00%
0.00%
0.00%
0.00%
0.90%
0.98%
0.00%
0.00% 0.06%
0.04% 0.19%
0.24%
0.00%
0.00%
0.19%
0.26%
0
0
3
707,479
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
7
1,405,386
160,127
1
0.00%
0.00%
0.00%
0.00%
0.43%
0.50%
0.00%
0.00% 0.00%
0.00% 0.06%
0.06%
0.00%
0.00%
0.25%
0.30%
0
0
4
845,565
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
1
160,242
5
998,443
0
0
0.00%
0.00%
0.00%
0.00%
0.30%
0.34%
0.00%
0.00% 0.06%
0.05% 0.00%
0.00%
0.00%
0.00%
0.24%
0.22%
0
0
4
655,215
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
4
528,403
0
0
0.00%
0.00%
0.00%
0.00%
0.23%
0.17%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.11%
0
0
3
341,647
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Aug-04
2,795
84.54%
414,517,515
82.66%
3.15%
3.01%
0
0.00%
0
0.00%
336
7.52%
7.02%
91
12,856,342
0.00
0.00%
0.00
0.00
0.00
26-Jul-04
2,886
87.30%
427,772,641
85.30%
3.12%
3.78%
0
0.00%
0
0.00%
337
7.52%
7.02%
93
16,842,475
0.00
0.00%
0.00
0.00
0.00
25-Jun-04
2,979
90.11%
445,015,035
88.74%
2.74%
3.03%
0
0.00%
0
0.00%
338
7.53%
7.02%
84
13,933,075
0.00
0.00%
0.00
0.00
0.00
25-May-04
3,063
92.65%
459,140,329
91.56%
2.36%
2.83%
0
0.00%
0
0.00%
340
7.53%
7.02%
74
13,389,847
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
3,137
94.89%
472,951,631
94.31%
1.63%
2.17%
0
0.00%
0
0.00%
341
7.53%
7.02%
52
10,480,731
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
3,189
96.46%
484,095,563
96.53%
1.45%
1.88%
0
0.00%
0
0.00%
342
7.52%
7.02%
47
9,286,564
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
3,236
97.88%
493,848,561
98.48%
2.12%
1.44%
0
0.00%
0
0.00%
343
7.53%
7.03%
70
7,219,912
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-Aug-04
1,166
35.27%
128,968,310
25.72%
2.67%
2.74%
0
0.00%
0
0.00%
303
7.78%
7.28%
32
3,641,494
0.00
0.00%
0.00
0.00
0.00
26-Jul-04
1,198
36.24%
132,766,662
26.47%
1.96%
2.53%
0
0.00%
0
0.00%
304
7.79%
7.28%
24
3,446,979
0.00
0.00%
0.00
0.00
0.00
25-Jun-04
1,222
36.96%
136,369,439
27.19%
1.93%
2.05%
0
0.00%
0
0.00%
306
7.79%
7.29%
24
2,856,901
0.00
0.00%
0.00
0.00
0.00
25-May-04
1,246
37.69%
139,368,323
27.79%
1.11%
2.13%
0
0.00%
0
0.00%
307
7.78%
7.28%
14
3,037,398
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
1,260
38.11%
142,567,030
28.43%
1.02%
1.49%
0
0.00%
0
0.00%
308
7.78%
7.28%
13
2,166,517
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
1,273
38.51%
144,920,005
28.90%
1.09%
1.78%
0
0.00%
0
0.00%
310
7.77%
7.27%
14
2,633,658
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
1,287
38.93%
147,738,520
29.46%
1.61%
1.05%
0
0.00%
0
0.00%
311
7.78%
7.28%
21
1,570,372
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-Aug-04
1,554
47.01%
271,802,479
54.20%
3.54%
3.16%
0
0.00%
0
0.00%
351
7.42%
6.91%
57
8,879,687
0.00
0.00%
0.00
0.00
0.00
26-Jul-04
1,611
48.73%
280,911,659
56.02%
4.05%
4.52%
0
0.00%
0
0.00%
352
7.42%
6.91%
68
13,313,708
0.00
0.00%
0.00
0.00
0.00
25-Jun-04
1,679
50.79%
294,456,080
58.72%
3.28%
3.39%
0
0.00%
0
0.00%
353
7.43%
6.92%
57
10,353,382
0.00
0.00%
0.00
0.00
0.00
25-May-04
1,736
52.51%
305,047,982
60.83%
3.29%
3.25%
0
0.00%
0
0.00%
354
7.43%
6.93%
59
10,258,153
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
1,795
54.30%
315,552,447
62.92%
2.02%
2.44%
0
0.00%
0
0.00%
355
7.43%
6.93%
37
7,909,441
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
1,832
55.41%
323,724,507
64.55%
1.66%
1.88%
0
0.00%
0
0.00%
356
7.43%
6.93%
31
6,200,291
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
1,863
56.35%
330,192,884
65.84%
2.51%
1.64%
0
0.00%
0
0.00%
357
7.44%
6.93%
48
5,524,747
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-Aug-04
75
2.27%
13,746,726
2.74%
2.60%
2.38%
0
0.00%
0
0.00%
350
7.16%
6.66%
2
335,161
0.00
0.00%
0.00
0.00
0.00
26-Jul-04
77
2.33%
14,094,321
2.81%
1.28%
0.58%
0
0.00%
0
0.00%
351
7.15%
6.65%
1
81,787
0.00
0.00%
0.00
0.00
0.00
25-Jun-04
78
2.36%
14,189,516
2.83%
3.70%
4.91%
0
0.00%
0
0.00%
352
7.12%
6.61%
3
722,793
0.00
0.00%
0.00
0.00
0.00
25-May-04
81
2.45%
14,724,024
2.94%
1.22%
0.64%
0
0.00%
0
0.00%
353
7.11%
6.61%
1
94,296
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
82
2.48%
14,832,154
2.96%
2.38%
2.62%
0
0.00%
0
0.00%
354
7.13%
6.63%
2
404,773
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
84
2.54%
15,451,051
3.08%
2.33%
2.84%
0
0.00%
0
0.00%
355
7.13%
6.63%
2
452,615
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
86
2.60%
15,917,158
3.17%
1.15%
0.78%
0
0.00%
0
0.00%
356
7.13%
6.62%
1
124,792
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
23-Aug-2004 - 10:05 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..